(Loss) earnings per share	6 Months Ended
Feb. 28, 2023
Loss Earnings Per Share
(Loss) earnings per share

11.	(Loss) earnings per share

	Three months ended February 28,		Six months ended February 28,
	2023	2022	2023	2022
Net (loss) income attributable to shareholders	$(1,399)	$(1,958)	$2,113	$(3,980)
Weighted average number of common shares for purposes of basic EPS	281,835,349	262,712,781	280,038,329	258,805,238
Effect of dilutive stock options, warrants, RSUs and share awards	-	-	6,109,446	-
Weighted average number of common shares for purposes of diluted EPS	281,835,349	262,712,781	286,147,775	258,805,238

The determination of weighted average number of common shares for the six months ended purpose of diluted EPS excluded 7.4 million stock options and 42.0 million warrants that were anti-dilutive for the period (2022: 7.4 million share options and 42.0 million share warrants).